EXHIBIT 10.23R

Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

TWENTY-FIFTH AMENDMENT TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

DISH NETWORK L.L.C.

This TWENTY-FIFTH AMENDMENT (this “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and DISH Network L.L.C., a Colorado limited liability company (“Customer”). This Amendment shall be effective as of the date last signed below (the “Effective Date”). CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement (Document #2301656) entered into effective as of January 1, 2010 (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree as follows as of the Effective Date:

1.	Customer desires to utilize and CSG desires to provide recurring memo daily data extract services to Customer. Accordingly, the following changes shall be made to the Agreement:

a.	Schedule F, of the Agreement, CSG SERVICES, Subsection e) entitled “Data Extracts” and related Note 2, 3, 4 and 7 which are found in Subsection I entitled “Processing,” Subsection E entitled “Ancillary services for Non-Rated Video and Non-rated High-Speed Data Services,” Subsection 4 entitled “Database Maintenance and Programming Requests,” shall be deleted in their entirety and replaced with the following:

Description of Item/Unit of Measure	Frequency	Fee

e) Data Extracts:
- Setup (per data extract)	Per Request	(Note 7)
- Recurring (per data extract, per Active Subscriber) (Note 2) (Note 3) (Note 4)	*******	$*******
- Recurring Memo Daily Data Extract (Note 3)	*******	$*********

For clarification purposes, invoicing for the Recurring Memo Daily Data Extract ******* fee of $********** shall begin in the month that the first recurring memo daily data extract is delivered to Customer.

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

DISH Network L.L.C.		CSG SYSTEMS, INC.

By:	/s/ Michael K. McClaskey	By:	/s/ Joseph T. Tuble
Name:	Michael K. McClaskey	Name:	Joseph T. Ruble
Title:	Senior Vice President and Chief Information Officer	Title:	EVP, CAO & General Counsel

Date: 8/24/12		Date: 29 August 2012